Exhibit 10.1
Execution Version
FIRST AMENDMENT TO SENIOR SECURED NOTE

This FIRST AMENDMENT TO SENIOR SECURED NOTE (this “First Amendment”) is made as of December 1, 2024, by and among LGM Enterprises, LLC, a North Carolina limited liability company (the “Company” and as “Borrower”), FlyExclusive JetShare, LLC, a North Carolina limited liability company (“JetShare” and as “Guarantor”; together with Borrower, the “Obligors”), ETG FE LLC, a Delaware limited liability company (“ETG”, as the “Initial Noteholder”, as a “Noteholder” and as the “Majority Noteholder”) and Kroll Agency Services, Limited, a company incorporated under the laws of England and Wales (as “Administrative Agent”).
RECITALS
A.    The Company, JetShare, Administrative Agent, and Kroll Trustee Services Limited, a company incorporated under the laws of England and Wales (as “Collateral Agent”) and the Initial Noteholder entered into a Senior Secured Note, dated December 1, 2023, in the initial principal amount of $15,714,286.00 (as amended, restated, supplemented, or otherwise modified from time to time, the “Senior Note”).
B.    The Company, JetShare and ETG desire to amend the Senior Note to extend the Maturity Date to December 31, 2024.
C.    Section 14.12(b)(ii) of the Senior Note requires the written consent of each Noteholder to extend the scheduled final maturity of any Secured Obligations owing to any Noteholder.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.Definitions. Unless otherwise indicated herein, words and terms used herein (including in the preliminary statements and recitals hereof) which are defined in the Senior Note or other Note Documents shall have the same meanings where used therein.
2.Amendment to Definition of Maturity Date. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the definition of Maturity Date set forth in Annex A of the Senior Note is amended and restated effective on the date on which each of the conditions precedent set forth in Section 3 below are satisfied (or waived in writing) as follows:
“Maturity Date” means December 31, 2024.
3.Conditions Precedent. This First Amendment shall become effective on the date on which each of the following conditions precedent have been satisfied (or waived in writing):
3.1First Amendment. The Noteholders shall have received counterparts of this First Amendment duly executed and delivered by the Obligors and the Noteholders on the date hereof.
3.2Absence of Defaults. No Default or Event of Default shall have occurred that is continuing after giving effect to this First Amendment.

3.3Costs and Expenses. The Initial Noteholder shall have received reimbursement or payment of its costs and expenses incurred in connection with this First Amendment or the Senior Note (including reasonable fees, charges and disbursements of counsel to the Initial Noteholder).
4.Representations and Warranties. The Obligors hereby confirm that all of the representations and warranties set forth in the Note are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. The Obligors acknowledge and agree that this First Amendment constitutes the legal, valid and binding obligation of the Obligors, and is enforceable against the Obligors in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
5.Affirmation. Except as specifically amended, modified or waived pursuant to the terms hereof, the Obligors hereby acknowledge and agree that the Note and all other Note Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Obligors. Each Obligor hereby reaffirms the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agrees that the amendments and modifications contained herein shall not in any manner adversely affect or impair the Secured Obligations or the Liens securing payment and performance thereof.
6.Due Authorization. The execution, delivery, and performance of this First Amendment have been duly authorized by all necessary action on part of each Obligor.
7.Successors and Assigns. The terms and conditions of this First Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.
8.Governing Law. This First Amendment shall be governed by and construed under the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
9.Headings. Section headings in this First Amendment are included for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
10.Counterparts; Electronic Signature. This consent may be executed in any number of counterparts and may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes, each of which will be deemed an original, and all of which together will constitute one instrument.
11.No Novation. This First Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note and the other Note Documents or an accord and satisfaction in regard thereto.
12.Severability. In case any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this

First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
13.Entire Agreement. This First Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
14.Note Document. Each Obligor acknowledges and agrees that this First Amendment is a Note Document.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

COMPANY:    LGM ENTERPRISES, LLC
(and as an Obligor)

By:/s/ Thomas James Segrave, Jr.
 Thomas James Segrave, Jr., Sole Manager

GUARANTOR:    FLYEXCLUSIVE JETSHARE, LLC
(as an Obligor)

By:/s/ Thomas James Segrave, Jr.
 Thomas James Segrave, Jr., Sole Manager

SOLE NOTEHOLDER:    ETG FE LLC

    By: EnTrust Global Partners LLC, as its manager

    By: /s/ Matthew Lux
                        Matthew Lux, Senior Managing Director &
                        General Counsel
Signature Page to First Amendment to Senior Secured Note

Acknowledged and accepted as of the date first written above:

ADMINISTRATIVE AGENT:    KROLL AGENCY SERVICES, LIMITED

    By: /s/ Andrew Brookes
                        Andrew Brookes
                        Attorney-in-Fact
Signature Page to First Amendment to Senior Secured Note